Exhibit 99.2

 February 2025  Investor Presentation

 Fiscal Q1 2025 Financial Results  February 26, 2025

 Safe Harbor Statement  This presentation and some of our comments during this presentation may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions and contain risks and uncertainties. We refer you to the risk factors in our Annual Report on Form 10-K for the fiscal year ended October 31, 2024 and other subsequent filings with the Securities and Exchange Commission. These documents contain and identify important factors that could cause the actual results for the Company to differ materially from those contained in our projections or forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change.

 FQ1 2025 Summary  Capex investment endorsed by customers to support long-term growth trends of A.I., node migration, and regionalization  $212.1M  Revenue  24.6%  Operating Margin  $0.68   Diluted EPS  $0.52  Non-GAAP Diluted EPS1  $78.5M  Operating Cash Flow  $642.2M  Cash2 and Short-term investments  (2%) Y/Y  (5%) Q/Q  (200) bps Y/Y  (50) bps Q/Q  62% Y/Y  26% Q/Q  8% Y/Y  (12%) Q/Q  89% Y/Y  15% Q/Q  23% Y/Y  0% Q/Q  Revenue declined on sequential seasonality, as expected, in both IC and FPD; maintain long-term demand driven by megatrends such as AI, node migration, and supply chain regionalization  Operating margin reflects lower gross margin due to lower sales volumes; opex declined Q/Q / increased Y/Y; after adjusting for FX, non-GAAP Diluted EPS was $0.52, above the high end of guidance  Strengthened balance sheet through solid cash flow generation and debt reduction, providing flexibility to support capital allocation strategy, including planned expansion of U.S. IC manufacturing capacity  Capital allocation strategy based upon investing in growth, returning cash to shareholders, and potential business development initiatives, all focused on increasing shareholder value  1See reconciliation included in this presentation; 2Includes cash equivalents

 Revenue by Product Line  $M  1Q25  Q/Q  Y/Y  High-End*  60.1  0%  (1%)  Mainstream  93.9  (9%)  (3%)  Total  154.0  (6%)  (2%)  High-end node migration to 22nm and 28nm in Asia  Older geometries seeing softness, which tend to be associated with Auto and Industrial end markets  Long-term growth drivers:  New designs by customers to gain market share and support technology roadmap for megatrends such as A.I.  Regionalization driving investments for global chip capacity.  Complex advanced leading-edge nodes require higher number of layers and masks.  *IC: 28nm and smaller; FPD: G10.5+, AMOLED and LTPS   Totals may differ due to rounding  Technological capabilities drives high-end market leadership and captured share  Broad demand from customers in China  Long-term growth drivers:  Technology development drives higher-value mask demand  Mobile demand is expected to remain strong with rollout of new designs and emerging panel makers winning market share  AMOLED moving to larger G8.6 form factor driving need to collaborate on mask development; Received initial G8.6 orders  $M  1Q25  Q/Q  Y/Y  High-End*  49.7  3%  (2%)  Mainstream  8.5  (19%)  5%  Total  58.1  (1%)  (1%)  IC  FPD

 Balance Sheet and Cash Flow Metrics  Balance Sheet Provides Resilience, Enables Growth Strategy and Shareholder Value Creation  $M  1Q25  Y/Y  Q/Q  Cash, cash equivalents and Short-term investments  642.2  23%  0%  Debt  2.7  (88%)  (85%)  Operating Cash Flow  78.5  89%  15%  Capital Expenditures  35.2  (19%)  (19%)  Actively controlling cash, cash equivalents, and short-term investments to maintain liquidity and optimize returns; remaining debt to be paid off in Q2 (maturing US equipment leases)  Continued strong operating cash flow from income generation and working capital management  Capex targets growth in IC capacity, facility expansion, & end-of-life tool replacement  Strong balance sheet allows us to fund growth investments, return cash to shareholders, consider business development initiatives, and remain resilient to effects of industry downturns

 FQ2 2025 Guidance   Revenue ($M)  208 – 216  Operating Margin  23% - 25%  Diluted non-GAAP EPS  $0.44 - $0.50  Diluted Shares (M)  ~62  Full-year Capex ($M)  ~200  Reflects strength in higher end offset by weakness in older geometries  A.I. exposure tied to:   ASICs  Custom ICs  Fast interconnects including silicon photonics and advanced packaging applications.  Leveraging IC technical expertise into FPD to drive market leadership  Disciplined cost controls and managing cash to maximize returns and deliver long-term shareholder value

 Corporate Overview

 Photronics Overview (Nasdaq: PLAB)  All data reflects Fiscal 2024 unless otherwise noted | IC: Integrated Circuit | FPD: Flat Panel Display  Revenue By Product Group  Revenue By Region  Unmatched Global Footprint  11 STRATEGICALLY LOCATED MANUFACTURING FACILITIES  IC  FPD  IC & FPD  $867M  $222M  $261M  $1.4B  ~1,900  ~675  1969  Revenue  Operating Income  Operating Cash Flow  Market Cap  2/20/2025  Employees  Customers  Founded

 Photomasks: Critical Enabler for IC and FPD Manufacturing  Photomasks carry design information into an exposure system where light transfers the pattern to the wafer  Integrated Circuit (IC) photomasks are used to transfer circuit patterns onto semiconductor wafers during the fabrication of integrated circuits.  Flat Panel Display (FPD) photomasks are used in the fabrication of flat screen televisions, PC monitors, tablets, mobile devices and other flat panel displays.

 Phases of Photronics Revenue Growth  Phase I: 1969 – 1986  Technology Startup  Organic Growth  Mostly US  Pre-IPO  Phase II: 1986 – 2002  M&A Growth  Merchant Consolidation  Global Expansion  Phase IV: 2018 and Beyond  Leverage China 1st Mover Advantage  Long-Term Purchase Agreements  Extend Technology Leadership  Increase Market Share  Strategic Capital Allocation  Phase III: 2003 – 2017  Enter High-End Market  Form Strategic Partnerships  Invest in High-End Capability  Establish FPD Presence  Improve Balance Sheet  A  B  C  D  A  G7.5 Display Substrate  B  High-End IC Memory  C  High-End IC Logic  D  G10.5+ Display Substrate  AMOLED Mobile  “Made In China 2025”  Technology inflections catalyze Future Demand:

 Compelling Investment Thesis  Trusted supplier due to rapid response of high-quality masks   Broad technology suite andgeographic presence  Supports organic growth initiatives  Targets industry demand and technology trends  Semiconductor industry expansion driving design activity across all nodes  Advanced displays require additional layers and leadingmask technologies  GLOBAL LEADER in the merchant photomask industry  INVESTMENT STRATEGY   To deliver sustainable cash flow generation  POSITIVE DEMAND TRENDSdrive strategic growth investments  Driving operational excellence through core competencies  Competitive advantage in industry with high barriers to entry  SOLID EXECUTIONdriven by a culture ofsustainable performance  Demonstrated Success Delivering Value to Customers and Creating Value for Shareholders

 Core Competencies Serve as Competitive Advantages  Global Footprint  Close to customer  Aligned with end markets  Flexible supply chain  Technology Leader  Process expertise  Advanced Process-of-Record  High barriers to entry  Commercial Excellence  Customer first  Trusted partner  Wafer yield enhancement  Technology roadmap enabler  Operational Excellence  Responsive delivery  High yields  Cost control  Supply chain optimization  Teamwork and execution

 Semiconductor: growing capacity and design activity  More extensive use of semiconductors across multiple applications, driven by megatrends such as AI and IoT.  Supply chain regionalization supported by governments globally driving investments in semiconductor fabs that creates redundant production capacity and drives photomask demand.  Differentiation by design becoming competitive factor in mainstream (ASIC) and leading-edge applications.  Expanding EUV adoption drives semi manufacturer photomask outsourcing of legacy technology nodes, increasing TAM for merchant suppliers.  Display: advanced displays driving innovation  Global panel makers innovating to win AMOLED market share.  Growing panel competition drives innovation and greater mask value.  AMOLED manufacturing moving to larger G8.6 form factor, requiring high-quality, advanced photomasks.  Long-Term Trends Driving Photomask Demand  Innovative Designs and Manufacturing Complexity Drives Photomask Demand

 Supply Chain Regionalization Driving Global Semiconductor Investments  Concerns around national security and supply chain reliability are driving regional investments in semiconductor manufacturing.  Semiconductor fabs are capitalizing on government incentives to build capacity in US, Europe, and Asia.  Regionalization creates additional semiconductor production, increasing global demand for photomasks.  Photronics has operations in 4 of the top 5 countries for semiconductor manufacturing.  Our IC Manufacturing Footprint Aligns with Global Semiconductor Production  PLAB IC Locations  Top 5 Semiconductor Countries:  Taiwan, South Korea, Japan, China, US  Broad Geographic Presence Positioned to Benefit from this Trend

 Advanced Displays are Driving Innovation   Innovation and Design Complexity Favors Us as Technology Leader  AMOLED displays continue to gain market share in mobile displays, including smartphones, tablets, and PC.  Emerging panel makers releasing new AMOLED displays to gain market share against established incumbents.  Panel makers incorporating additional functionality into displays (e.g., biometric sensors), increasing value and complexity of mask set.  New form factors (e.g., flexible or rollable displays) requiring AMOLED technology continue to be introduced.  Panel makers are developing AMOLED production process to increase substrate size to G8.6, requiring larger, high-quality advanced masks.  Mini- or Micro-LED are future technologies that could drive additional mask demand across many applications.

 Strategic Investment Strategy Sustains Profitable Growth  17  Proven Approach to Profitably Grow Revenue, Capture Market Share, and Improve ROIC  Win market share in growing IC and FPD markets  Leverage global footprint to benefit from IC regionalization trends  Capitalize on FPD technology leadership to continue improving mix  Enter long-term purchase agreements and earn process-of-record  Improved pricing environment in high-end and mainstream IC   Dynamically align asset tool set to match end-market demand  Increasing benefit from operating leverage  GROW REVENUE IN EXCESS OF MARKET  MARGIN EXPANSION IMPROVES PROFITS  Operational Excellence  Commercial Excellence  Technology Leader  Global Footprint  WINNING THROUGH COMPETITIVE ADVANTAGES  Organic growth through high-return targeted capacity expansionEnter LTPAs to mitigate investment risk and quickly ramp revenues  STRATEGIC APPROACH TO CAPITAL INVESTMENTS

 Appendix

 Non-GAAP Financial Measures  Non-GAAP Net Income attributable to Photronics, Inc. shareholders and non-GAAP diluted earnings per share are "non-GAAP financial measures" as such term is defined by Regulation G of the Securities and Exchange Commission, and may differ from similarly named non-GAAP financial measures used by other companies. The attached financial supplement reconciles Photronics, Inc. financial results under GAAP to non-GAAP financial information. We believe these non-GAAP financial measures that exclude certain items are useful for analysts and investors to evaluate our on-going performance because they enable a more meaningful comparison of our projected performance with our historical results. These non-GAAP metrics are not a measure of consolidated operating results under U.S. GAAP and should not be considered as an alternative to Net income (loss), Net income (loss) per share, or any other measure of consolidated results under U.S. GAAP. The items excluded from these non-GAAP metrics, but included in the calculation of their closest GAAP equivalent, are significant components of the condensed consolidated statement of income and must be considered in performing a comprehensive assessment of overall financial performance. Please refer to the non-GAAP reconciliations on the following page.

 Non-GAAP Financial Measures